UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2008

CATALYST HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-31014	52-2181356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers.

On December 3, 2008, Catalyst Health Solutions, Inc. (the “Company”) announced that Thomas L. Blair, the co-founder of the Company (formerly HealthExtras, Inc.), is retiring from the Board of Directors effective December 31, 2008 in order to pursue public service opportunities. Mr. Blair served on the Executive Committee of the Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this report:

99.1	Press Release, dated December 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST HEALTH SOLUTIONS, INC.

Date: December 3, 2008	By:	/s/ Bruce F. Metge
	Name:	Bruce F. Metge
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 3, 2008.